American Enterprise MVA Account
File No. 333-86297

                                  EXHIBIT INDEX

Exhibit 5.          Opinion amd Consent of Counsel, dated November 10, 1999.

Exhibit 23.         Consent of Independent Auditors, dated November 8, 1999.